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                                                                   Exhibit 23.10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement of Patriot American Hospitality, Inc. and Wyndham International, Inc. on Form S-8 of our report dated January 15, 1996, on our audit of the financial statements of Certain of the Initial Hotels.



                                     /s/ COOPERS & LYBRAND L.L.P.

Fort Lauderdale, Florida
January 8, 1998